Principal Funds, Inc.
Supplement dated December 18, 2023
to the Statement of Additional Information dated December 31, 2022
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information (“SAI”). Please retain this supplement for future reference.
Effective December 31, 2023, Mr. Leroy Barnes and Ms. Mary VanDeWeghe will resign from their respective positions of Independent Board Member to Principal Funds, Inc. (the “Fund”). As such, the changes set forth below are being made to the Fund’s SAI.

LEADERSHIP STRUCTURE AND BOARD
Effective December 31, 2023, delete all references to Leroy T. Barnes, Jr. and Mary M. VanDeWeghe.
Additionally on that date, in the Committee table, delete the Committee and Independent Board Members column and replace with the following:

Committee and Independent Board Members
15(c) Committee Karen McMillan, Chair Katharin S. Dyer Fritz S. Hirsch Padelford L. Lattimer
Audit Committee Victor L. Hymes, Chair Craig Damos Frances P. Grieb Elizabeth A. Nickels
Executive Committee Kamal Bhatia, Chair Craig Damos Patrick G. Halter
Nominating and Governance Committee Elizabeth A. Nickels, Chair Craig Damos Fritz S. Hirsch Victor L. Hymes Karen McMillan
Operations Committee Padelford L. Lattimer, Chair Katharin S. Dyer Karen McMillan

Under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, delete the rows for Randy D. Bolin, George Djurasovic, and Adam U. Shaikh, and add the following alphabetically:

FUND COMPLEX OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
George Djurasovic 711 High Street Des Moines, IA 50392 1971	Vice President and General Counsel (since 2023)	Principal Financial Group* Vice President and General Counsel – Principal Asset Management (since 2022) Artisan Partners Limited Partnership Global Chief Compliance Officer (2013 - 2022)
Calvin Eib 711 High Street Des Moines, IA 50392 1963	Assistant Tax Counsel (since 2023)	Principal Financial Group* Counsel (2021) Transamerica Tax Counsel (2016 - 2021)
Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Vice President and Assistant General Counsel (since 2023) Assistant Secretary (since 2022) Assistant Counsel (2006-2023)	Principal Financial Group* Assistant General Counsel (since 2018)
*The reference to Principal Financial Group includes positions held by the Interested Board Member / Fund Complex Officer, including as an officer, employee, and/or director, with affiliates or subsidiaries of Principal Financial Group. The titles set forth in this SAI are each Interested Board Member’s / Fund Complex Officer’s title with Principal Workforce, LLC.

Due to a change in control at Los Angeles Capital Management LLC (“Los Angeles Capital”), that is expected to be effective on or about January 1, 2024, the Board approved an Amended and Restated Sub-Advisory Agreement between Principal Global Investors, LLC (PGI) and Los Angeles Capital. As such, the change set forth below is being made to the SAI.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about January 1, 2024, in the Investment Advisors section, delete the row for Sub-Advisor: Los Angeles Capital Management LLC and replace with the following:

Sub-Advisor:
Los Angeles Capital Management LLC (“Los Angeles Capital”) is a California limited liability company. It is owned by key employees through its parent holding companies, LACM Holdings Inc. and LACM Equity LLC (collectively, the “Parent Company”). Thomas D. Stevens, Chairman, holds a controlling equity interest in the Parent Company.

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